SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2004

MICHAEL FOODS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-112714	13-4151741
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 CARLSON PARKWAY SUITE 400 MINNETONKA, MINNESOTA	55305
(Address of principal executive offices)	(Zip Code)

(952) 258-4000

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	News release issued by the Company on August 2, 2004

Item 12.	Results of Operations and Financial Condition.

On August 2, 2004, Michael Foods, Inc. (the “Company”) issued a news release to the Company’s debtholders pertaining to the Company’s financial results for the three months and six months ended June 30, 2004. A copy of the news release issued by the Company in connection with this Report on Form 8-K under Item 12 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 2, 2004	MICHAEL FOODS, INC.

	By:	/s/ Gregg A. Ostrander
Gregg A. Ostrander Its: Chairman, Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News release issued by the Company on August 2, 2004

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